UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

KEMPHARM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36913	20-5894398
(Commission File No.)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100

Coralville, IA 52241

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (319) 665-2575

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 16 and June 17, 2015, members of management of KemPharm, Inc., or the Company, will hold meetings to review, among other things, the Company’s product candidate pipeline. A copy of the presentation that will accompany the meetings is available on the Company’s website at www.kempharm.com, and is filed as Exhibit 99.1 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation titled “KemPharm Management Presentation” dated June 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEMPHARM, INC.
Date: June 16, 2015

	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation titled “KemPharm Management Presentation” dated June 16, 2015.